Exhibit 99.1 Precision Oncology Redefined February 2022

Forward-Looking Statements This presentation contains “forward-looking” statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: our plans to develop and commercialize small molecule therapies, our expectations about timing and ability to commence, enroll or complete clinical studies and to obtain regulatory approvals for PRT543, PRT811, PRT1419, PRT2527 and other candidates in development, the ability of our product candidates to treat various cancers, the ability to discover additional suitable candidates for regulatory approval, the potential impact of the COVID-19 pandemic and the sufficiency of our cash and cash equivalents to fund our operations. Any statements contained herein or provided orally that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by such terminology as ‘‘believe,’’ ‘‘may,’’ ‘‘will,’’ ‘‘potentially,’’ ‘‘estimate,’’ ‘‘continue,’’ ‘‘anticipate,’’‘‘intend,’’‘‘could,’’‘‘would,’’‘‘project,’’‘‘plan,’’‘‘expect’’ and similar expressions that convey uncertainty of future events or outcomes, although not all forward-looking statements contain these words. Statements, including forward-looking statements, speak only to the date they are provided (unless an earlier date is indicated). These forward-looking statements are based on the beliefs of our management as well as assumptions made by and information currently available to us. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. If such assumptions do not fully materialize or prove incorrect, the events or circumstances referred to in the forward-looking statements may not occur. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations, except as required by law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Additional risks and uncertainties that could affect our business are included under the caption “Risk Factors” in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission for the three months ended September 30, 2021 and in our upcoming Annual Report on Form 10-K for the year ended December 31, 2021. 2

Prelude Therapeutics: Vision Build a fully integrated oncology company on the foundation of drug discovery excellence to deliver novel precision cancer medicines to underserved patients 3

Experienced Management Team: Proven Track Records Board of Directors Paul Friedman, MD Founding member CEO Former CEO Mardi Dier CFO Laurent Chardonnet Former CFO, Kris Vaddi, PhD Deborah Morosini, MD, MSW Chief Financial Officer CBO Executive Vice President Founder & and Chief of Clinical Affairs Chief Executive Victor Sandor, MD Officer Former CMO David Bonita, MD General Partner Julian C. Baker Managing Member Baker Brothers Investments Kris Vaddi, PhD Naveen Babbar, PhD Founder & Peggy Scherle, PhD Andrew Combs, PhD Chief Executive Officer Senior Vice President of Chief Scientific Officer Executive Vice President Translation Medicine and Head of Chemistry Martin Babler Former CEO 4

Prelude Therapeutics: Key Reasons to Invest Internal Effective Focused Strong Well Discovery R&D Clinical Execution Capitalized Engine Approach Development Seamless ~$320M cash Driving to ‘go/no Scientists with Proprietary integration & marketable go’ decisions with proven track diversified between biology securities a sense of records pipeline and chemistry (9/30/21) urgency 5

Precision Oncology: Targeting Clinically Relevant Pathways

TARGET	PRMT5	MCL1	CDK9	SMARCA2 (BRM)
MOA	mRNA Splicing & DNA Repair	Apoptosis	Transcriptional Regulation	Synthetic Lethality
SELECTABLE PATIENTS	Spliceosome Mutations, HRD+	Venetoclax Resistance	MYC Amplified	SMARCA4 (BRG1) Mutations
CANCERS	Glioma, Myeloid, Solid Tumors	AML, MDS, CLL	Sarcoma, Prostate, AML	NSCLC, Endometrial

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Current Pipeline: Diversified and Growing PHASE 1 PHASE 1 PHASE 2/3 PROGRAM CANCER INDICATIONS IND ENABLING ESCALATION EXPANSION REGISTRATION PRT543 Solid Tumors, Myeloid Cancers (PRMT5) IDH+ High Grade Glioma, PRT811 Uveal Melanoma (Brain Penetrant PRMT5) PRT1419 AML, MDS, CLL (MCL1) PRT2527 Sarcoma, Prostate, AML (CDK9) PRT-SCA2 NSCLC, Endometrial (SMARCA2) PRT-K4 Solid Tumors (Kinase) 7

2022 Goals: Aggressive with Clear Deliverables PRMT5 MCL1 CDK9 SMARCA (BRM) PRT543/PRT811 PRT1419 PRT2527 PRT-SCA2 Complete dose Complete Establish RP2D escalation expansion phases File IND for both molecules Demonstrate Establish safety, safety in target Demonstrate PoC combination with engagement, and in one or more venetoclax / RP2D indications azacitidine Demonstrate PoC 8

PRMT5 Program PRT543 PRT811

PRMT5 Pathway Drives Oncogenesis and Resistance

PRMT5



Mechanism
SYMMETRIC DIMETHYLATION
Me
Me
HN
N
TUMOR CELL
Spliceosome Proteins
Transcription Factors
Histones
DNA Repair
Drug Resistance
Proliferation

- PRMT5 catalyzes symmetric arginine dimethylation (sDMA) of protein substrates including histones, transcription factors, and spliceosome proteins
- Dimethylated substrates of PRMT5 control key oncogenic and resistance mechanisms
- PRMT5 inhibition is highly efficacious in models with mutations in DNA repair or mRNA-splicing pathways in preclinical models
- PRMT5 inhibition can be leveraged to target genetically selected patient populations in the clinic

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Differentiated PRMT5 Inhibitors PRT543 PRT811 • Highly selective and potent oral candidates • PRT811 is highly differentiated in the class with high brain penetration potential Applicability in Both Solid Tumors and Heme • Strong scientific rationale and robust preclinical activity across broad range of cancers • Early clinical signals in multiple cancer types Potential Best-In-Class Optimized PK Profile PRMT5 Inhibitors • High oral bioavailability and optimal half-life to maximize therapeutic window • Differentiated safety and clinical activity profile Potential Rapid Path to Market • Potential for accelerated approval pathway • Opportunity in multiple cancer types 11

PRMT5: Phase 1 Data Will Drive Phase 2/3 Indication Selection

PRMT5

Part 1
Dose Escalation
COMPLETED

PRT543

PRT811

SOLID TUMORS, GBM, MYELOID MALIGNANCIES

Part 2
Expansion Cohorts
ONGOING

RECOMMENDED EXPANSION DOSES

PRT543
45 mg 5x/wk
(solid tumors)
35 mg 5x/wk
(hematologic malignancies)

- Adenoid Cystic Carcinoma (N~40)
- Homologous Recombination Deficient (HRD+) Solid Tumors (N~40)
- Splicing mutated Solid and Myeloid Malignancies (N~40)

PRT811
600 mg QD

- Uveal Melanoma
- High Grade Gliomas

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PRT543 and PRT811 Demonstrate Desirable PK and PD Properties PRMT5 Dose-Dependent Increases in Cmax and AUC Dose-dependent Inhibition of Serum sDMA 500 400 300 200 PRT543 100 0 PRT811 13 Data presented at 2021 AACR-NCI-EORTC Annual Meeting. serum sDMA (ng/ml) ± Mean± SEM Baseline ≤ 22.5 mg BIW 45 mg BIW 35 mg 5X 25 mg QD 35 mg QD 45 mg 5X 50 mg QD

PRMT5 Phase 1: Key Takeaways and Next Steps PRMT5 FAVORABLE DESIRABLE PK & PRELIMINARY NEXT STEPS SAFETY PROFILE PD PROFILES CLINICAL ACTIVITY PRT543 and PRT811 well Dose-dependent increase Objective responses in Complete expansion tolerated in exposure solid tumors phases for both molecules IWG anemia benefit in Demonstrate PoC in one or Favorable safety properties High levels of target inhibition myeloid malignancies more indications Low incidence of PRT811 demonstrated Anti-tumor activity observed in dose-limiting toxicities at best-in-class profile with relapsed/refractory patients expansion doses wide therapeutic window with target biomarker profile 14

MCL1 Program PRT1419

MCL1: Targeting Cancer Cell Survival MCL1 • MCL1 is a member of family inhibitors of apoptosis (BCL2); often overexpressed in cancers • BCL2 family is clinically validated – Venetoclax approved for lymphoid and myeloid malignancies Mechanism • MCL1 is a bypass and resistance mechanism for Venetoclax and multiple TKIs • Challenging medicinal chemistry target that requires disruption of protein-protein interaction 16

MCL1 Inhibitor PRT1419 • Potent and selective • No cardiotoxicity signal in GLP-toxicology studies Targeting Selected Heme and Solid Cancers • Robust activity in preclinical models with once weekly dosing • Potential combination strategy with Venetoclax and/or HMAs in Hematological malignancies Differentiated Clinical- Stage MCL1 Inhibitor Optimized PK Profile Maximizes Therapeutic Window Candidate • Higher clearance built in to achieve desirable duration of target inhibition • Optimal physicochemical properties Potential Rapid Path to Market • Venetoclax-resistant cancers offer opportunity for accelerated approval 17 17

MCL1: Phase 1 Overview MCL1 Dose Expansion Phase 1 Dose Escalation Dose Escalation Combination Combination (Ven + Aza) Monotherapy (mg/m2) 1419 VEN+ AZA R/R AML/MDS ✓✓ ✓ 1419 + AZA R/R AML/MDS 1H 2022 2H 2022 1H 2023 18 18

CDK9 Program PRT2527

CDK9: Targeting Cancer Through Transcriptional Regulation

CDK9

Mechanism


SUPER ENHANCER
TF
TF
TF
MYC & MYB
TARGET GENES
CDK9
P
TSS
RNA Pol II
mRNA

- CDK9 phosphorylates RNA Pol II and regulates transcription
- Regulates expression of several immediate early genes driving oncogenesis and resistance (i.e. MYC, MYB, MCL1)
- Non-selective CDK9 inhibitors have demonstrated clinical activity in multiple tumor types but poor tolerability
  - Lack of selectivity and potency vs other CDK9s is believed to contribute to low therapeutic window

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PRT2527 CDK9 Inhibitor • Most selective in the class vs CDK family and across the kinome • Low nanomolar potency in blocking tumor cell proliferation Targeting Selected Heme and Solid Cancers • Robust activity in preclinical models at well-tolerated doses • Enhanced sensitivity in tumors that are MYC-dependent Potential Best-in-Class • Provides patient selection strategy in clinic Selectivity and Potency Optimized PK Profile • Higher clearance built in to maximize therapeutic window

Robust Activity in Preclinical Models at Well-Tolerated Doses Sustained Regressions at CDK9 Well-Tolerated Doses in Vivo in both Heme Sustained Regression at Well-Tolerated Doses In Vivo in both and Solid Tumor Models Heme and Solid Tumor Models 7 NSCLC PDX MV4-11 (AML) (MYC Amplified) 6 800 1500 Vehicle 800 AZD 700 PRT2527 5 700 600 600 1000 500 4 500 400 400 300 3 300 Vehicle control 500 200 Vehicle control 200 PRT2527 30 mg/kg, 2 100 79% PRT2527 iv BID (q2h), QW 100 0 96% 0 0 0 5 10 15 20 25 30 35 1 8 11 14 17 20 23 0 5 10 15 20 25 30 35 Days of Dosing Days post inoculation Days of Dosing 22 3 Tumor Volume (mm ) 3 Tumor Volume +/- SEM (mm ) 3 Tumor Volume +/- SEM (mm )

CDK9: Clinical Overview Phase 1 Dose Escalation (Bayesian Design) ONGOING Phase 2 With Recommended Dose From Completed Phase 1 Trial (TARGET 1H 2023) MYC-Dependent Solid Tumors (NSCLC, Prostate) Sarcoma MYC-dependent solid tumors Hematologic Malignancies Hematologic Malignancies 23

SMARCA2 (BRM) Program PRT-SCA2

Targeting SMARCA2 (BRM): Leveraging Synthetic Lethality SMARCA2 • The chromatin remodeling (SWI/SNF) complex is frequently mutated in cancer making it a potential therapeutic target ‒ Activity of the SWI/SNF complex requires either SMARCA4 (BRG1) or SMARCA2 (BRM) Mechanism ‒ Loss of SMARCA4 (BRG1) through mutation leads to dependency on SMARCA2 (BRM) ‒ Subsets of solid tumors express SMARCA4 (BRG1) mutations ‒ Selectively inhibiting SMARCA2 (BRM) offers an attractive approach to target SMARCA4 (BRG1) mutant tumors 25

Achieving SMARCA2 Selectivity Through Degrader Approach

SMARCA2

Mechanism


SMALL MOLECULE DEGRADER
E3 LIGASE
PROTEASOME
TARGET PROTEIN
UBIQUITINATED TARGET PROTEIN

Mullard A. Nat Rev Drug Discov. 2019

- SMARCA2 selectively over highly homologous SMARCA4 isoform has been a challenging medical chemistry problem with traditional small molecule approaches
- Target Protein Degradation (TPD) of SMARCA2 selectively over SMARCA4 is possible through differences in ternary complexes
- Prelude scientists identified the molecular basis for achieving high degree of selectivity for SMARCA2 over SMARCA4
- Lead molecules from multiple chemical scaffolds with sub-nanomolar potency and selectivity have been discovered

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PRT-SCA2: Potent and Selective SMARCA2 Degrader with *In Vivo* Activity

SMARCA2

Highly Selective for SMARCA2 Degradation *In Vitro*



SMARCA 2
SMARCA 4
PBRM1
Remaining protein (%)
100
80
60
40
20
0
In vitro
1
10
100
PRT006 [nM]

Highly Selective for SMARCA2 Degradation *In Vivo*



Hours after dosing
Veh
8h
24h
SMARCA2
SMARCA4
Actin

Prelude SMARCA2 Degraders Replicate Genetic Synthetic Lethality



PRT007(nM):
DMSO
0.1
1.0
10
100
1000
SM4-del
NCI-H1693
NCI-H838
HT1080 SM4 KO
SM4 WT
Calu-6
NCI-H520
HT1080 WT

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PRT-SCA2: Potent and Selective SMARCA2 Degrader with In Vivo Activity SMARCA2 Robust Tumor Growth Inhibition of SMARCA4 mutated but not WT Xenograft Vehicle 1800 600 Vehicle PRT-SCA2 1600 PRT-SCA2 1400 1200 400 1000 SMARCA4 mutant SMARCA4 WT 800 600 200 400 200 0 0 0 2 4 6 8 10 12 14 0 4 8 12 16 20 24 28 Days of dosing Days of dosing 28 3 Tumor volume (mm ) 3 Calu-6 tumor volume (mm )

SMARCA2: Degrader Program Overview SMARCA2 Candidate molecule(s) identified Phase 1 Dose Escalation IND enabling studies initiated TARGET 1Q 2023 IND Enabling Studies IND Filing 2H 2022 SMARCA4-MUTATED NSCLC AND OTHER TUMOR TYPES 29

Summary

2022 Goals: Aggressive with Clear Deliverables PRMT5 MCL1 CDK9 SMARCA (BRM) PRT543/PRT811 PRT1419 PRT2527 PRT-SCA2 Complete dose Complete Establish RP2D escalation expansion phases File IND for both molecules Demonstrate Establish safety, safety in target Demonstrate PoC combination with engagement, and in one or more venetoclax / RP2D indications azacitidine Demonstrate PoC 31

Prelude Therapeutics: Key Reasons to Invest Internal Effective Focused Strong Well Discovery R&D Clinical Execution Capitalized Engine Approach Development Seamless ~$320M cash Driving to ‘go/no Scientists with Proprietary integration & marketable go’ decisions with proven track diversified between biology securities a sense of records pipeline and chemistry (9/30/21) urgency 32

Thank You